First Quarter 2022 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) May 11, 2022 The properties above are not representative of all transactions. Still In Process: Remove [ ] Update page numbers Remove loan names Cover photos: OPO The Park Santa Monica Silvery Towers 1Q22 activity (as of 3/31): Walker Ridge (TPA SFR) $32.8MM – BTR – GA 1/4 3.0 University Place $130.0MM – Life Science – PA 1/10 X Denver $170.0MM – MF – CO 1/14 Hutton Hotel $74.0MM – Hospitality – 1/19 The Commons $100.8MM – MF – NV 1/27 Holley Lane (TPA SFR) $32.1MM – BTR – FL 1/31 The Jack $90.0MM – Office – WA 2/2 (1st in Seattle) Linear on Esperanza $44.8MM – MF – TX 2/4 crossed Milani and Pistoia $262.5MM – MF – CA 2/15 Grove at Rosewood $28.5MM – MF – TX 2/17 March Road (TPA SFR) $32.1MM – BTR – FL 2/18 Cottages at New Hampstead (TPA SFR) $54.0MM – BTR – GA 2/25 Cedar Springs + Park West $122.0MM – MF – TX 3/1 Copper Palms $53.3MM – MF – AZ 3/15 1Q22 repayments: Canal Center 2/3 2Q22 repayments: Gans 4/15 Principal - $116.0 MM Accrued + Default Interest - $29.3 MM Late Charges + Exit Fee - $0.8 MM Reimbursement of Costs + Fees - $1.6 MM Courtyard Marriott 4/28 ($193.1MM UPB at 3/31) 85 Jay Street (April) ($152.8MM UPB at 3/31) 2Q22 activity (as of 4/26): Lightstone 3-Pack $193.4MM – MF – MI 4/14 McIntosh Village (TPA SFR) $23.4MM – BTR – GA 4/19 Villa Rica Townhomes (TPA SFR) $24.2MM – BTR – GA 4/19 Tides 3-Pack $151.4MM – MF – TX 4/26 Exhibit 99.2

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt/Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash equity compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Net Distributable Earnings is Distributable Earnings less incentive fees due to the Company’s Manager. Distributable Earnings is substantially the same as Core Earnings, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt/Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt/Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings and Net Distributable Earnings provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings and Net Distributable Earnings measures help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Net Distributable Earnings do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt/Equity Ratio, Total Leverage Ratio, Distributable Earnings and Net Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Net Distributable Earnings may not be comparable to the Distributable Earnings and Net Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Net Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Net Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Net Distributable Earnings is useful to investors. Accordingly, the Company believes providing Net Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of March 31, 2022 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV’s stated herein represent CMTG’s total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to CMTG’s loan, divided by the Company’s estimate of either (i) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third party appraisal) or (ii) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the Covid-19 pandemic on asset values or project costs. However, it should be noted that certain LTV/LTCs have been updated in the case of (i) partial loan paydowns and/or releases of underlying collateral, (ii) material identified changes to expected project costs, (iii) the receipt of a new appraisal (typically in connection with financing or refinancing activity), (iv) certain loan modifications or (v) other facts or circumstances that warrant a change in the reported loan-to-value or loan-to-cost as we deem appropriate. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; and market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2022 Highlights See Endnotes in the Appendix. Scaled Loan Portfolio Robust Balance Sheet Portfolio Performance $6.6 billion Loan Investment Portfolio1 1.7x Net Debt/Equity Ratio2 5.7% Weighted Average All-In Yield4 $377 million Cash and Available Liquidity3 $1.8 billion 4Q-2021 Originations5 $382 million Cash and Available Liquidity5 $0.30 Net Distributable Earnings per Share6 $2.6 billion Stockholders’ Equity $7.2 billion Unpaid Principal Balance $2.5 billion Equity Book Value 8.1% Dividend Yield1 5.6% Weighted Average All-In Yield2 96% Senior Loans3 97% Floating Rate Loans3 67.7% Weighted Average Portfolio LTV4 1.9x Net Debt/Equity Ratio5

Financial GAAP net income of $29.4 million, or $0.21 per share, and Net Distributable Earnings of $33.5 million, or $0.24 per share6 Paid a cash dividend of $0.37 per share for the first quarter of 2022 Originations Originated $1.2 billion of total loan commitments across 14 investments, of which $684.8 million was funded at closing 76% of new loan commitments were in the residential sector (64% in multi-family and 12% build-to-rent homes) and 11% were in life sciences Loan Portfolio3,7 $7.2 billion loan portfolio of which 97% are floating-rate and 96% are senior loans Multi-family exposure increased quarter-over-quarter from 30% to 37% New York exposure decreased quarter-over-quarter from 38% to 33% Senior loans were 96% of the portfolio, unchanged from the prior quarter Weighted average risk rating declined slightly quarter-over-quarter from 3.1 to 3.0 Weighted average portfolio LTV of 67.7% compared to 67.6% at December 31, 20214 Fundings made on existing loan portfolio totaled $140.6 million $194.4 million in loan repayments during the quarter Liquidity and Capitalization Ended quarter with $452.4 million of available liquidity, comprised of $444.0 million of cash on hand and $8.4 million of net loan repayment proceeds held by servicer Warehouse financing capacity totaled $5.0 billion across six counterparties, with availability of $1.0 billion Unencumbered loan assets totaled $614.8 million Conservative leverage Net debt/equity ratio of 1.9x as of March 31, 2022, compared to 1.7x as of December 31, 20215 Total leverage ratio of 2.3x as of March 31, 2022, compared to 2.1x at December 31, 20218 First Quarter 2022 Highlights (cont’d)

Asset Management Update and Subsequent Events On April 15, 2022, one of our non-accrual loans was successfully resolved. CMTG held a $116.0 million mortgage on a New York land portfolio, which had been on non-accrual status since May of 2020. The subordinate mezzanine lender exercised its right to purchase our loan for $147.8 million (principal, accrued contractual and default interest, and certain fees). This investment generated a levered return of approximately 12.5% (exceeded underwritten returns) and a net gain on sale of approximately $30.1 million ($0.22 per share based on shares outstanding as of March 31, 2021), which will be reflected as such in the second quarter. Excluding this transaction, the portion of our total loan portfolio (based on unpaid principal balance) on non-accrual declined to 2.2% from 3.8% at March 31, 20229 NYC REO investment impacted Net Distributable Earnings by negative $0.03 per share primarily as a result of seasonality and impact of the Omicron variant during the first quarter of 2022 Originated $392.7 million of total loan commitments in April 2022, of which $299.8 million was funded at closing Received the full repayment of two loans with combined unpaid principal balances of $346.0 million at March 31, 2022 Future Potential Earnings Drivers Potential future earnings drivers include: (i) deployment of up to $250.0 million (out of $444.0 million of cash and cash equivalents at March 31, 2022), (ii) deployment of $68.0 million received from resolution of a non-accrual loan mentioned above (net of $48.0 million of financing), (iii) ramp-up in performance of our real estate owned (REO) asset, and (iv) resolution of remaining non-accrual assets First Quarter 2022 Highlights (cont’d)

Financial Overview a. See following page for book value bridge. Key Financial Metrics 1Q-2022 GAAP Net Income ($MM) Per Share $29.4 $0.21 Net Distributable Earnings ($MM)6 Per Share $33.5 $0.24 Dividend ($MM) Per Share $51.7 $0.37 Book Value ($MM) Per Share Adjusted Book Value per Sharea $2,541.2 $18.20 $18.76 Net Debt/Equity Ratio5 Total Leverage Ratio8 1.9x 2.3x 1Q-2022 GAAP net income of $29.4 million, or $0.21 per share, and Net Distributable Earnings of $33.5 million, or $0.24 per share6 Paid 1Q-2022 common dividend of $51.7 million, or $0.37 per share $18.76 $0.40 ($0.37) $18.78 ($0.01) 4Q-2020 1Q-2021 2Q-2021 3Q-2021

Book Value per Share Roll-Forward Totals may not foot due to rounding. $0.50 General CECL $0.48 General CECL $0.05 Depreciation $0.06 Depreciation $18.88 Adjusted BV per Share $18.76 Adjusted BV per Share

Highlights10 Originated $1.2 billion of total loan commitments across 14 investments (average loan commitment of $87.8 million), of which $684.8 million was funded at closing 76% of new loan commitments were in the residential sector (64% in multi-family and 12% build-to-rent homes) and 11% were in life sciences 100% of new loan originations were senior, floating-rate loans Weighted average all-in yield of 4.7%2 Weighted average LTV of 66.5%4 Investment Details $262.5 million whole loans to refinance two under-construction multi-family buildings totaling 658 units in Irvine, CA $170.0 million whole loan to refinance a 455-unit multi-family building in Denver, CO $130.5 million whole loan to finance the development of a ~248,000 sf life science building in Philadelphia, PA $122.0 million whole loan for the acquisition of a 555-unit multi-family portfolio in Dallas, TX $100.8 million whole loan for the acquisition of a 376-unit multi-family building in Henderson, NV $90.0 million whole loan for the development of an 8-story, ~146,000 sf office building in Seattle, WA $73.7 million whole loan for the acquisition of a 250-key hotel in Nashville, TN $54.0 million whole loan for the development of a 326-unit build-to-rent community in Savannah, GA $53.3 million whole loan for the acquisition of a 206-unit multi-family building in Phoenix, AZ $44.8 million whole loan for the acquisition of a 370-unit multi-family building in Dallas, TX $34.6 million whole loan for the development of a 152-unit build-to-rent community in Panama City, FL $32.8 million whole loan for the development of a 207-unit build-to-rent community in Cartersville, GA $32.1 million whole loan for the development of a 182-unit build-to-rent community in Tallahassee, FL $28.5 million whole loan for the acquisition of a 232-unit multi-family building in Dallas, TX First Quarter 2022 Originations Overview 1Q22 activity (as of 3/31): crossed Milani and Pistoia $262.5MM – MF – CA 2/15 X Denver $170.0MM – MF/Co-Living – CO 1/14 3.0 University Place $130.0MM – Life Science – PA 1/10 Cedar Springs + Park West $122.0MM – MF – TX 3/1 The Commons $100.8MM – MF – NV 1/27 The Jack $90.0MM – Office – WA 2/2 (1st in Seattle) Hutton Hotel $73.7MM – Hospitality – 1/19 Cottages at New Hampstead (TPA SFR) $54.0MM – MF – GA 2/25 Copper Palms $53.3MM – MF – AZ 3/15 Linear on Esperanza $44.8MM – MF – TX 2/4 Walker Ridge (TPA SFR) $32.8MM – MF – GA 1/4 March Road (TPA SFR) $32.1MM – MF – FL 2/18 Holley Lane (TPA SFR) $32.1MM – MF – FL 1/31 Grove at Rosewood $28.5MM – MF – TX 2/17

Loan Portfolio Overview Key Portfolio Metrics7 March 31, 2022 December 31, 2021 Unpaid Principal Balance $7.2Bn $6.6Bn Total Loan Commitments11 $8.7Bn $7.7Bn Number of Loans 73 60 LTV4 67.7% 67.6% Average Commitment Size $119.4MM $128.2MM Weighted Average All-In Yield2 5.6% 5.7% Floating Rate Loans3 97% 97% Senior Loans3 96% 96% Collateral Diversification2 Residential - 28.3% Geographic Diversification2 CA - 15.4% TX - 3.2% GA - 7.4% FL - 7.1% IL - 5.8% NY - 41.2% VA - 6.7% DC - 5.8% Other - 7.4% Ask Ava to confirm colors and labels are correct

$ amounts in millions Region Exposure by Unpaid Principal Balance (UPB) and as a % of Total UPB Collateral Type Number of Loans UPB % of Total UPB Northeast West Mid Atlantic Southeast Southwest Midwest Other Multi-family 21 $2,672 37% $390 / 5% $965 / 13% $830 / 11% $132 / 2% $242 / 3% $114 / 2% - Hospitality 9 $1,240 17% $543 / 8% $179 / 2% $149 / 2% $247 / 3% $123 / 2% - - Office 12 $1,084 15% $378 / 5% $211 / 3% - $283 / 4% $88 / 1% $125 / 2% - Mixed-Use 6 $753 10% $555 / 8% - $175 / 2% $22 / 0% - - - For Sale Condo 6 $618 9% $128 / 2% $281 / 4% $73 / 1% $135 / 2% - - - Land 8 $632 9% $588 / 8% - $18 / 0% $27 / 0% - - - Othera 11 $234 3% $43 / 1% - - $121 / 2% - $47 / 1% $24 / 0% Total 73 $7,233 100% $2,625 / 36% $1,636 / 23% $1,245 / 17% $967 / 13% $452 / 6% $285 / 5% $24 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. a. Includes four loans secured by a portfolio of build-to-rent homes, representing $153.5 million in loan commitments and $3.1 million in unpaid principal balance.

4Q-2019 1Q-2022 By Property Type3 By Geography3 Portfolio Migration Percentage Point Increase: Multi-family (+14%) Percentage Point Decrease: New York (-15%) For Sale Condo (-5%)

New Loans 1Q-2022 Net Loan Fundings Totals may not foot due to rounding. Add-On Funding $631 Net Change in UPB $1,481 Unfunded Commitments $1,086 Unfunded Commitments

Loan Maturity Schedule with Associated LIBOR / SOFR Floors a. Excludes loans in maturity default as of March 31, 2022. Weighted average LIBOR / SOFR floor of 0.96% 2.0% 1.4% 1.7% 1.0% 0.6% 0.1% Wtd. Average LIBOR / SOFR Floor

Financing Sources3 Conservative and Diversified Funding Strategy Total financing capacity of $6.5 billion with $1.1 billion of undrawn capacity Unencumbered loan assets totaled $614.8 million Wtd. Average Spread of Financing Sources13 + 2.59% Wtd. Average LIBOR / SOFR Floor of Financing Sources 0.28% + 2.00% + 4.51% + 4.50% + 3.57% + 2.78% Weighted Average Spread13

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) Conservative 1.9x Net Debt/Equity Ratio5 $5.0 billion total warehouse financing capacity across six counterparties with $4.0 billion outstanding $614.8 million of unencumbered loan assets, plus $444.0 million of cash For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $4,020 Other Asset- Specific Financings $314 Debt Related to REO $290

Positioned for Rising Rates Steepness of interest rate forward curve(s) and subsequent loan repayments and originations will influence the crossover point to being asset sensitive Interest Rates at 3/31 LIBOR: 0.45% SOFR: 0.30%

Appendix A The properties above are not representative of all transactions.

Portfolio Overview Investment Loan Commitment11 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 1 $390.0 $390.0 Nov-19 Multi-family NY Senior N 3 Investment 2 405.0 375.5 Dec-21 Multi-family CA Senior N 3 Investment 3 290.0 290.0 Jul-18 Hospitality NY Senior N 4 Investment 4 321.1 281.2 Oct-19 For Sale Condo CA Senior Y 3 Investment 5 258.0 258.0 Dec-21 Multi-family VA Senior N 2 Investment 6 210.0 207.5 Dec-18 Mixed-use NY Senior N 4 Investment 7 225.0 195.9 Jul-21 Hospitality GA Senior N 3 Investment 8 193.1 193.1 Aug-19 Hospitality NY Senior N 3 Investment 9 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 10 184.5 184.5 Dec-21 Multi-family VA Senior N 2 Investment 11 263.0 175.2 Oct-19 Mixed-use DC Senior Y 3 Investment 12 170.0 170.0 Jan-22 Multi-family CO Senior Y 3 Investment 13 174.9 152.8 Jun-18 Mixed-use NY Senior Y 1 Investment 14 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 15 258.4 149.3 Sep-19 Office GA Senior N 3 Investment 16 148.5 148.5 Jan-18 Hospitality VA Senior N 3 Investment 17 147.5 147.5 Dec-21 Multi-family PA Senior N 3 Investment 18 262.5 139.3 Feb-22 Multi-family CA Senior Y 3 Investment 19 155.0 135.3 Aug-19 Multi-family CA Senior N 3 Investment 20 225.0 134.7 Sep-19 For Sale Condo FL Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Oriana at River Tower Park Santa Monica Manhattan Times Square Silvery Towers Highlands - Evo The Brill Building JW Marriott Savannah Courtyard Marriott HY 70 Hudson Yards Highlands - Aubrey Wharf Phase II X Denver 85 Jay Street RFR Stamford Portfolio Lindbergh Center Marriott Key Bridge Hamilton (Refi) Milani & Pistoia Veritas Portfolio Bayshore Grove Oriana at River Tower Park Santa Monica Manhattan Times Square Silvery Towers Highlands - Evo The Brill Building JW Marriott Savannah Courtyard Marriott HY 70 Hudson Yards Highlands - Aubrey Wharf Phase II X Denver 85 Jay Street RFR Stamford Portfolio Lindbergh Center Marriott Key Bridge Hamilton (Refi) Milani & Pistoia Veritas Portfolio Bayshore Grove

Portfolio Overview (cont’d) Investment Loan Commitment11 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 21 $130.0 $130.0 Dec-21 Multi-family VA Senior N 3 Investment 22 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 23 127.5 122.5 Sep-21 Hospitality TX Senior N 3 Investment 24 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 25 120.0 119.4 Apr-19 Mixed-use NY Senior N 3 Investment 26 122.0 118.6 Mar-22 Multi-family TX Senior Y 3 Investment 27 166.8 117.9 Sep-21 Other GA Senior Y 2 Investment 28 116.0 116.0 Sep-18 Land NY Senior N 4 Investment 29 113.5 113.5 Jul-21 Multi-family IL Senior N 3 Investment 30 124.8 111.6 Feb-20 Office CA Senior N 4 Investment 31 104.3 104.3 Jun-18 Land NY Senior N 4 Investment 32 103.0 103.0 Dec-21 Multi-family TN Senior N 3 Investment 33 97.5 97.5 Oct-17 Hospitality CA Senior N 3 Investment 34 100.0 94.8 Aug-21 Office CA Senior N 3 Investment 35 100.8 94.7 Jan-22 Multi-family NV Senior Y 3 Investment 36 87.8 87.8 Mar-20 Office TX Senior N 4 Investment 37 81.4 81.4 Jul-18 Hospitality CA Senior N 4 Investment 38 76.6 76.6 Mar-18 Land NY Subordinate N 4 Investment 39 75.5 75.5 Apr-19 Mixed-use NY Senior N 3 Investment 40 75.0 75.0 Nov-18 Office NY Senior N 4 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs / Park West Tilford Yards Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower Hyatt Newport Beach Hotel Carter Chrysler Building 88 University (Refi) Falls Green Old Post Office (refi) Austin Proper Panorama 875 Washington Cedar Springs / Park West Tilford Yards Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue SoBro Pendry San Diego Atrium Irvine Green Valley Marathon Oil Tower Hyatt Newport Beach Hotel Carter Chrysler Building 88 University (Refi)

Portfolio Overview (cont’d) Investment Loan Commitment11 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 41 $75.0 $74.4 Dec-18 Multi-family DC Senior N 2 Investment 42 73.3 73.3 Dec-21 For Sale Condo VA Senior N 3 Investment 43 72.3 69.7 Mar-18 For Sale Condo NY Senior Y 4 Investment 44 84.8 69.4 Aug-21 Office GA Senior N 3 Investment 45 67.0 67.0 Aug-19 Land NY Senior N 4 Investment 46 141.1 64.4 Apr-20 Office TN Senior Y 3 Investment 47 76.4 62.4 Dec-21 Multi-family TX Senior N 3 Investment 48 60.0 60.0 Aug-18 Hospitality NY Senior N 3 Investment 49 73.7 50.8 Jan-22 Hospitality TN Senior Y 3 Investment 50 53.3 49.8 Mar-22 Multi-family AZ Senior Y 3 Investment 51 79.6 46.7 Jun-21 Other MI Senior N 3 Investment 52 110.1 42.0 Mar-21 Other MA Senior Y 3 Investment 53 44.8 37.1 Feb-22 Multi-family TX Senior Y 3 Investment 54 35.7 35.7 Jun-18 Multi-family PA Senior N 1 Investment 55 33.0 33.0 Aug-19 For Sale Condo NY Senior N 3 Investment 56 31.3 31.3 Dec-18 Land NY Subordinate N 3 Investment 57 30.0 30.0 Apr-19 Office MA Senior N 3 Investment 58 77.1 29.5 Nov-21 Multi-family FL Senior Y 3 Investment 59 30.2 26.9 Jul-21 Land FL Subordinate N 3 Investment 60 25.8 25.8 Aug-17 For Sale Condo NY Senior N 2 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Valo Apartments Highlands - Pierce 1 Prospect Park West Buckhead Tower Parsons Boulevard One22One Highland Meadows 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Esperanza Vue 32 575 4th Avenue 545 West 37th Street Two Charlesgate West Pinecrest Views 700 N Miami The Axton Valo Apartments Highlands - Pierce 1 Prospect Park West Buckhead Tower Parsons Boulevard One22One Highland Meadows 48 Lex (Refi) Hutton Hotel Cave Creek Gateway Industrial 100 Crosby Esperanza Vue 32 575 4th Avenue 545 West 37th Street Two Charlesgate West Pinecrest Views 700 N Miami The Axton

Portfolio Overview (cont’d) Investment Loan Commitment11 Unpaid Principal Balance Origination Date Property Type Location  Loan Type Construction Risk Rating Investment 61 $28.5 $23.9 Feb-22 Multi-family TX Senior Y 3 Investment 62 141.8 22.4 Dec-21 Mixed-use FL Senior Y 3 Investment 63 17.5 17.5 Apr-21 Land PA Senior N 3 Investment 64 15.0 15.0 Jul-19 Other Other Senior N 5 Investment 65 8.6 8.6 May-17 Other Other Senior N 5 Investment 66 90.0 4.7 Feb-22 Office WA Senior Y 3 Investment 67 34.6 3.1 Jan-22 Other FL Senior Y 3 Investment 68 0.9 0.9 Aug-18 Other NY Subordinate N 2 Investment 69 32.8 - Jan-22 Other GA Senior N 3 Investment 70 130.5 - Jan-22 Other PA Senior Y 3 Investment 71 60.3 - Nov-21 Multi-family NV Senior Y 3 Investment 72 54.0 - Feb-22 Other GA Senior Y 3 Investment 73 32.1 - Feb-22 Other FL Senior Y 3 Total / Wtd. Average10 $8,714.9 $7,233.8   27% CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2022 ($ amounts in millions) [Cheatsheet] Rosewood North Dallas Kane Concourse Northern Liberties Ceruzzi Estate Loan 111 Mass Ave NW The Jack Holley Lane 1 Flatbush Avenue Walker Ridge 3.0 University Place Apex Cottages at N.H. March Road Rosewood North Dallas Kane Concourse Northern Liberties Ceruzzi Estate Loan 111 Mass Ave NW The Jack Holley Lane 1 Flatbush Avenue Walker Ridge 3.0 University Place Apex Cottages at N.H. March Road

($ amounts in thousands) March 31, 2022 March 31, 2022   December 31, 2021 December 31, 2021 Assets       Cash and cash equivalents $ 444,001 $ 310,194 Restricted cash 23,139 23,942 Loan principal payments held by servicer 9,999 154,600 Loans receivable held-for-investment 7,038,246 6,407,305 Less: current expected credit loss reserve (65,608) (67,010) Loans receivable held-for-investment, net 6,972,638 6,340,295 Interests in loans receivable held-for-investment, net 153,236 161,850 Real estate owned, net 404,947 406,887 Other assets 64,852 57,503 Total assets $ 8,072,812 $ 7,455,271   Liabilities and Stockholders’ Equity Repurchase agreements $ 4,019,910 $ 3,489,511 Loan participations sold, net 167,875 167,744 Notes payable, net 143,527 48,000 Secured term loan, net 738,928 739,762 Debt related to real estate owned, net 289,829 289,806 Other liabilities 71,968 54,457 Dividends payable 51,672 51,741 Management fee payable – affiliate 9,807 9,983 Total liabilities 5,493,516 4,851,004         Stockholders' Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 140,055,714 and 140,055,714 shares issued and 139,653,799 and 139,840,088 shares outstanding at March 31, 2022 and December 31, 2021, respectively 1,400 1,400 Additional paid-in capital 2,722,981   2,726,190 Dividends declared (877,331) (825,659) Retained earnings 694,112 664,700 Total Claros Mortgage Trust, Inc. equity 2,541,162 2,566,631 Non-controlling interests 38,134 37,636 Total stockholders' equity 2,579,296 2,604,267 Total liabilities and stockholders’ equity $ 8,072,812 $ 7,455,271 Consolidated Balance Sheets March 31, 2022 and December 31, 2021 Source: CMTG financials.

Income Statement For the Three Months Ended March 31, 2022 and 2021 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except per share data) March 31, 2022 March 31, 2022 March 31, 2021 March 31, 2021 Revenue Interest and related income $ 90,694 $ 105,803 Less: Interest and related expense 39,580 46,287 Net interest income 51,114 59,516 Revenue from real estate owned 6,813 1,051 Total revenue 57,927 60,567 Expenses Management fees – affiliate 9,807 9,626 Equity compensation - (1,642) General and administrative expenses 4,343 1,189 Operating expenses from real estate owned 7,780 1,700 Interest expense from debt related to real estate owned 2,584 1,475 Depreciation on real estate owned 1,940 1,293 Total expenses 26,454 13,641 Gain on foreclosure of real estate owned - 1,430 Other income - 5,855 (Provision for) reversal of current expected credit loss reserve (2,102) 185 Income before income taxes 29,371 54,396 Income tax benefit - 4,179 Net Income $ 29,371 $ 58,575 Net loss attributable to non-controlling interests $ (41) $ (37) Net income attributable to preferred stock $ - $ 4 Net income attributable to common stock $ 29,412 $ 58,608 Net income per share of common stock Basic and diluted $ 0.21 $ 0.44 Weighted-average shares of common stock outstanding Basic and diluted 139,712,501 133,609,126

($ amounts in thousands) GAAP Net Income Adjustments Net Distributable Earnings Interest income $ 90,694 $ - $ 90,694 Interest expense (39,580) - (39,580) Net income relating to real estate owned (5,491) 1,940 (3,551) Management fees (9,807) - (9,807) General and administrative expenses (4,343) - (4,343) Provision for current expected credit loss (2,102) 2,102 - Net loss attributable to non-controlling interest 41 - 41 Total $ 29,412 $ 4,042 $ 33,454 Per Share $0.21 $0.03 $0.24 Reconciliation of GAAP Net Income to Net Distributable Earnings For the Three Months Ended March 31, 2022 Refer to page 1 for definition of Net Distributable Earnings.

Endnotes Calculated as the annualized quarterly dividend per share divided by book value per share. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and fees, based on the applicable floating benchmark rate / floors (if applicable), in-place, as of the reporting date. This includes loans on non-accrual status; excluding those, the all-in yield on the loan portfolio was 5.3% at March 31, 2022. Based on unpaid principal balance. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Net Debt/Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Refer to page 24 for a reconciliation of Net Distributable Earnings to GAAP Net Income attributable to its common stock. Excludes our one real estate owned (REO) investment, unless otherwise noted. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Excludes investments which were on non-accrual but were current on debt service. Based on total loan commitments. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. Calculated based on unpaid principal balance of loans and financings as of March 31, 2022. Assumes one-month USD LIBOR / SOFR of 0.45% / 0.30% as of March 31, 2022.